Food and Drug Regulatory Counsels' Consent

The Board of Directors and Stockholders
Celgene Corporation
7 Powder Horn Drive
Warren, NJ 07059


We hereby consent to be named as "Experts" in the registration statement on Form S-3 filed contemporaneously herewith.


                                      /s/ Kleinfeld, Kaplan & Becker
                                      ------------------------------
                                          Kleinfeld, Kaplan & Becker
                                          November 25, 1997